SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                              Form 8-K

                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 2, 2003
                                                      -----------------

                                WesBanco, Inc.
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            (Exact name of registrant as specified in its charter)


        West Virginia                 0-8467                 55-0571723
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(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)              File Number)          Identification No.)


      1 Bank Plaza, Wheeling, WV                                26003
 ---------------------------------------                     ----------
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (304) 234-9000
                                                     --------------
Former name or former address, if changed since last report  Not Applicable
                                                             ---------------






ITEM 5.   Other Events
          WesBanco, Inc. announced that its Chairman of the Board, James C. Gardill, has submitted his resignation as Chairman and member of WesBanco, Inc.'s Board of Directors effective August 31, 2003. Mr. Gardill will continue to represent WesBanco as its outside legal counsel. A copy of the News Release containing the announcement is attached as Exhibit 99 to this report.



ITEM 7.   Financial Statements and Exhibits
	     (c) Exhibits
                 99 - Press Release issued by WesBanco, Inc., dated September 2, 2003.





Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WesBanco, Inc.
                                              --------------
                                              (Registrant)


September 2, 2003                             /s/ Robert H. Young
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     Date                                     Robert H. Young
                                              Executive Vice President &
                                              Chief Financial  Officer